UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2020
______________________
Allegheny Technologies Incorporated
(Exact name of registrant as specified in its charter)
______________________

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place,	Pittsburgh,	Pennsylvania	15222-5479
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (412) 394-2800
N/A
(Former name or former address, if changed since last report).
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.     Other Events.

As previously disclosed in a Current Report on Form 8-K dated March 17, 2020, effective January 1, 2020, Allegheny Technologies Incorporated (ATI or the Company) began operating under two revised business segments: High Performance Materials & Components (HPMC) and Advanced Alloys & Solutions (AA&S). HPMC is now comprised of the Specialty Materials and Forged Products businesses, as well as ATI Europe distribution operations. The new AA&S segment combines the Specialty Alloys & Components (SAC) business, including primary titanium operations in Richland, WA and Albany, OR, with ATI’s former Flat Rolled Products (FRP) business segment. Financial results of aerospace-grade titanium plate products also transferred from HPMC to AA&S effective January 1, 2020.

The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information in the Company’s financial reporting for periods prior to this change, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended.

The following items of the 2019 Form 10-K are being revised and updated from their previous presentation solely to reflect the Company’s new segment structure, as reflected in Exhibit 99.1 to this report:
•Part I, Item 1. Business;
•Part I, Item 2. Properties;
•Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A);
•Part II, Item 8. Financial Statements and Supplementary Data.

Except for minor, non-substantive revisions, only the following notes to the consolidated financial statements have been revised from their previous presentation:
•Note 2 - Revenue from Contracts with Customers
•Note 18 - Business Segments.

The changes referred to above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recast financial information contained in Exhibit 99.1 to this Form 8-K do not represent a restatement of previously issued financial statements.

Also included in Exhibit 99.1 is the report of Ernst & Young LLP, our independent registered public accounting firm, on the consolidated financial statements, which is unchanged from the report included in the 2019 Annual Report on Form 10-K, other than the dual date to include the recast and reissuance of the consolidated financial statement footnote information.

This Current Report does not modify or update other Annual Report information in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above.

The information in this Current Report, including exhibit 99.1, should be read in conjunction with the 2019 Annual Report on Form 10-K and any other documents filed by the Company subsequent to February 25, 2020 which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 99.1
Revised Part I, Item 1. “Business,” Part I, Item 1A. "Risk Factors," Part I, Item 2. “Properties,” Part II, Item 6. "Selected Financial Data," Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 8. “Financial Statements and Supplementary Data” of Allegheny Technologies Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2019. Unrevised Part I, Item 1B. “Unresolved Staff Comments,” Part I, Item 3. “Legal Proceedings,” Part I, Item 4. “Mine Safety Disclosures” and Part II, Item 5. “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” Data” of Allegheny Technologies Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2019.

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
		By:	/s/ Donald P. Newman
Donald P. Newman
Senior Vice President, Finance and Chief Financial Officer

Dated:	May 22, 2020